EXHIBIT 99.2
Business and Financial Update Berenson & Company / Shields & Company Midwest Seminar - April 8, 2009 Gerry M. Anderson President & COO

2 Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; potential for continued loss on cash equivalents and investments, including nuclear decommissioning and benefit plan assets; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the effects of competition; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance and stability of insurance providers; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; amounts of uncollectible accounts receivable; binding arbitration, litigation and related appeals; and changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2008 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800- SEC-0330.

3 Overview 2009 Priorities / Guidance Future Growth Opportunities

4 Gas Midstream Power & Industrial Projects Unconventional Gas Production Detroit Edison MichCon DTE Energy is an Integrated Energy Company Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Electric generation and distribution 2.2 million customers Fully regulated by Michigan Public Service Commission (MPSC) Natural gas distribution 1.2 million customers Fully regulated by MPSC Energy Trading

5 Achieve strong results in a challenging economic environment Michigan legislation provides key new tools to enable DTE to address weak economy Two new utility growth platforms - RPS and EO - have dedicated funding mechanisms 2009 plans are based on realistic assumptions. Our goal is to: Preserve solid earnings Keep cash flow and balance sheet metrics strong Position DTE to resume growth as economic conditions ease Our dividend, at $2.12 per share, is well supported and provides an attractive yield at current prices DTE Energy: A Focused, Integrated Energy Strategy

6 Overview 2009 Priorities / Guidance Future Growth Opportunities

7 Execute realistic, flexible operating plan Deliver stable earnings Maintain strong balance sheet Preserve/strengthen financial metrics to support future growth Continue to deliver cost savings to mitigate economic conditions and minimize rate increases Maintain or improve safety and reliability metrics Intensify focus on customer service Revenue increase from Detroit Edison rate case Successful filing of MichCon rate case Successfully implement RPS and EO programs Shape key federal energy legislation (RPS, climate) 2009 Priorities Emerge from year positioned to resume growth as economic conditions ease

8 Constructive Regulatory Environment Strengthen relationships with customers and regulators Continuous improvement Focus on strong customer satisfaction Timely recovery of capital Regular rate filings Self-implement rate increases Pursue additional regulatory tools Uncollectible tracker at Detroit Edison Revenue decoupling Successfully implement renewables and energy optimization programs Regulatory Priorities 11% allowed ROE at both utilities File and use rate-making Tracking mechanisms Storm restoration Electric Choice Uncollectible tracker at MichCon Renewables and Energy Optimization surcharges/cost caps Power Supply Cost Recovery (PSCR) mechanism Gas Cost Recovery (GCR) mechanism We Have a Strong Regulatory Structure in Place

9 Regulatory Catalysts Successfully Executing our Regulatory Strategy in 2009 will Position us Well for Future Growth Renewable Energy & Energy Optimization plans filed with MPSC RPS & EO plans approved by MPSC; EO surcharges begin RPS customer surcharges begin Detroit Edison self implements rates MichCon files rate case Final order for Detroit Edison rate case MichCon self implements rates MARCH 2009 JUNE/JULY 2009 SEPTEMBER 2009 JANUARY 2010

Using Continuous Improvement to Lower Costs and Improve Efficiencies Utility Operational O&M* The focus on cost reductions and efficiency improvements continued in 2008 Since 2005, costs savings have more than offset inflation and new incremental costs Strong employee engagement supports our ability to realize sustainable cost savings Driving an additional $100 million of cost savings in response to the economic downturn $ millions 10 * Operational O&M excludes uncollectible expense ($97milllion 2005, $213 million 2008)

11 2009 Overview 2009 guidance based on realistic assumptions around the economy and electric demand Built flexibility into plan to address economic uncertainties Addressing the weak economic climate in several ways: Significant, sustainable company-wide cost reductions Mid-year Detroit Edison revenue increase to offset load reductions (file and implement rate provision) Deliver solid non-utility performance 2009 financial goals: Preserve solid earnings level that comfortably supports dividend Strong cash flow and balance sheet metrics To support our balance sheet goals, we have delayed planned capital expenditures Longer-term, we expect 5-6% operating EPS growth, supported by our investments in environmental upgrades, renewables, energy efficiency and our non-utility businesses

12 2009 Operating Earnings Guidance * Reconciliation to GAAP reported earnings included in the appendix 2009 Operating Earnings Guidance* (millions) 12 2009 Guidance Goal for 2009 is to preserve our financial strength and earnings level 2009 plan includes a 6% electric sales reduction (~3,000 GWh) vs. 2008 Gas Midstream earnings growth continues with full-year of Millennium Pipeline and storage expansion Expect Energy Trading to continue to produce $40 - $45 million in annual operating earnings Assumptions

Responding to Changes in Electric Load Guidance assumes 10-11 million unit auto sales Assumes additional plant shutdowns The Big 3 automakers represent only 8% of load and 4% of margin Chrysler is only 2.5% of load and 1% of margin Our customer mix has changed Industrial load down from 40% of total load in 1974 to 25% today Guidance assumes 6% load loss following a 3% decline in 2008 Load loss offset by cost reductions and ability to self- implement new rates mid-year Given these assumptions, Detroit Edison is targeting a 10% ROE and expects to hit its balance sheet targets Post 2009, expect to return to authorized ROE 13 (CHART) Car and Truck Production (Million Units) Rest of US Service Area 1974 1980 2009F Residential -1.7 1.2 -1.4 Commercial -3.1 0.1 -4.7 Industrial -9.5 -18.4 -13.7 Total -5.1 -7.2 -5.7 Annual Load Loss

YTD 2009 Electric Load & Bad Debt Expense Remain On Track 14 YTD 2009 sales are slightly favorable to plan FY 2009 planned sales remain on track Bad debt expense is tracking slightly favorable to plan Detroit Edison Electric Sales - YTD February 2009 (temperature normal) * Versus prior year Detroit Edison Electric Sales - 2008 Actual, 2009 Plan (temperature normal)

Economic Pressures are Offset by Cost and Regulatory Initiatives 15 Driving for an additional $100 million of cost savings in 2009 $55 million after-tax rate increase at Detroit Edison from Dec. 2008 Rate Order Mid-year self implementation of rates at Detroit Edison 6% load loss at Detroit Edison Increased benefit expense Rate increase moratorium at MichCon Downturn in the steel industry Our Goal is to Preserve our Financial Strength and Earnings Level in 2009

16 Overview 2009 Priorities / Guidance Future Growth Opportunities

17 Future Growth Opportunities Utility growth heavily driven by mandated environmental and renewable investment New and existing state and federal regulations drive environmental investments State legislation calls for significant investment in renewable power and energy optimization More substantial investment in non-utility projects following economic crisis Focus on projects that generate a premium return and create long-term value for DTE's shareholders Continue to apply utility knowledge and experience to diversify our geography, earnings and cash flows DTE Energy Business Mix 2008 Operating Earnings* * Excludes Corp. & Other, reconciliation to GAAP included in the appendix New Utility and Non-Utility Investments will Support DTE Energy's 5-6% Long-Term EPS Growth Rate

Environmental Investment Outlook 18 1st Qtr FGD 700 SCR 250 ACI 240 Cooling 100 Active Carbon Injection (ACI) and Fabric Filters Flue Gas Desulfurization (scrubbers) Selective Catalytic Reduction (SCR) Cooling towers / other 2009 - 2013 Investment Outlook Over $1B Over $1 billion of state and federally mandated environmental investments during the next 5 years Historical full recovery of environmental investment Near-term investment summary: Scrubbers for Monroe units 3&4 will be completed in 2009 Scrubbers for Monroe units 1&2 begin in 2009 and SCR for unit 2 to begin in 2010 ACI expected to begin 2012 Strong commitment to shape emerging state and federal environmental policy Mandatory Environmental Capital Spend to Comply with New and Existing Regulations Will Total Over $1B

Detroit Edison Renewable Program

DTE Energy

Potential Renewable Profile (MW)



Includes Detroit Edison build and 3rd party owned renewable MW
170
210
280
370
500
700
770
2009
2010
2011
2012
2013
2014
2015

Potential Detroit Edison Renewable Capex



($ millions, cumulative)
900
600
300
0
2009
2010
2011
2012
2013
2014
2015

- **Levelized customer surcharge beginning fall 2009**
  - Transparent cost to customers
  - Fixed monthly payment (~$3/month per residential customer) for 20 years
  - Revenues in early years higher than under traditional rate making, helping to pre-fund early construction and avoid regulatory lag
- **Reduction in renewable target if surcharge does not cover cost or if other constraints prevent compliance**
- **Energy Optimization programs provide additional growth opportunities**
  - Investments with an economic life greater than one year will be capitalized
  - Targeted annual savings by 2012
    - 1% of Detroit Edison sales
    - 0.75% of MichCon sales

19

20 Non-Utility Growth Opportunities Power & Industrial Projects Gas Midstream Unconventional Gas Production Transport and Store Natural Gas Own and Operate Energy-Related Assets Western Barnett Shale Gas Production in Texas Industrial /Utility Solid Fuels On-Site Energy Services Renewable Energy Future growth tied to: New projects coming on-line Renewable opportunities Volume/price improvements when steel industry rebounds 89 Bcf natural gas storage 538 miles of pipeline in-service Strong track record of earnings growth Expansion of existing projects drives future growth: Vector Pipeline Millennium Pipeline Storage Assets 60,000 net acres 156 gross producing wells 432 Bcfe reserves Develop existing properties to create maximum value Plan to monetize properties at right time in development cycle and in favorable commodity markets

21 Summary Constructive regulatory environment Managing economic risk Realistic 2009 Plan Investment opportunities support long term growth Well supported dividend

22 Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

(CHART) Detroit Edison 2009 Operating Earnings* * Reconciliation to GAAP reported earnings included in the appendix Assumptions ($ millions) 2008 Operating Earnings ($30) ($90) $331 2009 Guidance $355-385 Economy Mid-Year Rate Increase, O&M & Other $89-119 Dec 2008 Rate Increase Employee Benefits Sales reduction of ~3,000 GWh (6% year over year) $55 million ($83 million pre- tax) rate increase from the Dec. 2008 MPSC order Higher employee benefits - pension, OPEB - due to lower funded status 2009 rate case self- implementation, O&M reductions driven by continuous improvement initiatives, and other $55 9.6% ROE 10.0% ROE 24

25 (CHART) Assumptions ($ millions) MichCon 2009 Operating Earnings* 2008 Operating Earnings Depreciation & Interest Base Gas Sale Revenue Employee Benefits O&M & Other $7-17 ($11) ($7) $89 $70 - 80 ($8) Constructive base gas settlement offsets declining margins Increased pension expense due to reduced funded status Remaining base gas sales are lower in 2009 than 2008 Increased depreciation expense due to higher asset base Reduction in O&M due to intense focus on continuous improvement initiatives Plan to file new case mid-year and self implement rates in January 2010 2009 Guidance * Reconciliation to GAAP reported earnings included in the appendix 10.1% ROE 9.2% ROE

26 2009 Capital & Cash Flow Guidance Capital Summary ($ millions) * Reconciliation to GAAP reported cash flow included in the appendix Cash Flow Summary ($ billions) Plan to issue $60 - $80 million of equity in 2009 to fund Dividend Reinvestment and employee benefit programs *

DTE Energy - Liquidity Summary Over $1 billion of liquidity available at end of 2008 Expect to pay down drawn credit lines by the end of February 2009 Only one significant debt maturity of $200 million in 2009 Approximately half ($975 million) of our credit facilities expire in October 2009; expect renewal 27 As of 12/31/08 Available Liquidity ($ millions) * Excludes $185 million of bilateral bank loans

28 Detroit Edison Rate Case Filing Detroit Edison's Estimated Revenue Deficiency Key Elements Anticipate self implementing some portion of rate request on or after July 26, 2009 Rate request primarily driven by economic pressures impacting sales, uncollectible expense and pension costs Includes proposal for decoupling revenue from sales volumes Requesting 11.5% ROE vs. current 11% ROE Requesting an uncollectible tracking mechanism similar to MichCon's July 2009 through June 2010 forward-looking test year (CHART) $378 $41 $31 $14 $15 $30 $83 $164 Total Revenue Deficiency Other O&M Rate Base Capital Structure Inflation Uncollectible Exp Benefit Costs Sales Reduction

Legislation Strengthened Michigan's Regulatory Framework Cap Electric Choice at 10% Deskewing of customer rates reduces Choice incentives File and use rate-making Self-implement rates after 6 months 12 month deadline for rate cases Forward test year Renewable Portfolio Standard & Energy Efficiency Separate funding provisions Cost to rate payers is transparent Cost caps and off-ramps Certificate of need process Funds interest during construction 29 Reduces utility risk profile 12 month rate case deadline and 6 month file and implement reduces regulatory lag, not only for rate base increases but also load and expense risk RPS structure provides for pre- funding, avoids regulatory lag, caps obligation to customers and provides off-ramps to utilities if targets aren't achievable

30 Requires up to 10% of retail sales to come from renewable sources by 2015, with interim targets in prior years designed to "close the gap" New capacity requirements of 300 MWs by 2012; 600 MWs by 2015 Qualified technologies include: wind, solar, biomass, hydro, some co-generation applications Must be Michigan based Allows 50% of new renewable sources to be utility built Remainder to be sourced through competitive bids Limits on rate impacts are implemented through "cost caps", which are structured to level cost recovery over 20 years "Off ramp" provisions allow extensions or reductions in targets if costs are excessive or other constraints prevent compliance Key Provisions of the Michigan RPS Legislation Targets Compliance Options Ownership Cost Caps 30

31 Key Provisions for EO Legislation in Michigan Compliance Options Targets Funding Includes energy efficiency, conservation, and demand response (electric) Providers (utilities) can operate compliance programs or fund a state program Legislation limits annual spending via a customer surcharge Funds received from a customer class must be spent on that class All classes will contribute toward low income residential programs Earnings Requires Detroit Edison programs to ramp to 1% annual savings by 2012 Requires MichCon programs to ramp to 0.75% savings by 2012 Up to 2/3 of total spend can be capitalized, generating earnings at allowed ROE Detroit Edison and MichCon each can earn incentives of up to 15% of total annual spend by exceeding reduction targets MichCon may decouple revenues from volumetric sales if EO spend is at least 0.5% of revenue

Past Success at Developing and Selling Unconventional Gas Assets for Premium Returns 2007 2008 change Reserves (Bcfe) 336 432 +29% Proved 144 167 +16% Probable 192 265 +38% Gross Producing Wells 120 156 +30% Net Production Rate (Mmcfe/day) 10 16 +60% Future DTE's unconventional gas business has been successful Sold Michigan Antrim properties for $1.3 billion Sold a portion of Barnett properties for $260 million (100%+ IRR) Develop existing properties to create maximum value Plan to monetize properties at right time in development cycle and in favorable commodity markets Past Success Current Progress Development of western Barnett assets is progressing 32 Invest ~$25 million Drill 15 - 25 wells Produce 5 - 6 Bcfe net 2009 Plan

33 Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

34 Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2009 guidance for operating earnings. It is likely that certain items that impact the company's 2009 reported results will be excluded from operating results. A reconciliation to the comparable 2009 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

35 Reconciliation of Cash from Operations to Adjusted Cash from Operations * accounted for in the investing activities section of the statement of cash flows Adjusted Cash From Operations Use of Adjusted Cash From Operations - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's cash from ongoing operations and uses adjusted cash from operations as a primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors.